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                                                                    EXHIBIT 23.2



CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-75087- 33-19650, 33-58565 and 333-78491) of our report dated
October 12, 2001, with respect to the consolidated financial statements and schedule of WSI Industries, Inc. included in the Annual Report (Form 10-K) for the year ended August 25, 2002.




/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
November 19, 2002